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DEUTSCHE ASSET MANAGEMENT

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Mutual Fund

Annual Report

                                                                October 31, 2001

                                           Class A, B, C and Institutional Class

Global Equity Fund

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                                 A MEMBER OF THE
                               DEUTSCHE BANK GROUP

Global Equity Fund
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS .................................  3
              PERFORMANCE COMPARISON .................................  9
              ADDITIONAL PERFORMANCE INFORMATION ..................... 10

              GLOBAL EQUITY FUND
                 Schedule of Investments ............................. 15
                 Statement of Assets and Liabilities ................. 18
                 Statement of Operations ............................. 19
                 Statement of Changes in Net Assets .................. 20
                 Financial Highlights ................................ 21
                 Notes to Financial Statements ....................... 25
                 Report of Independent Accountants ................... 30
                 Tax Information ..................................... 30


                             ---------------------
              The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
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Global Equity Fund
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LETTER TO SHAREHOLDERS

We are pleased to present you with this first annual report for the Global Equity Fund (the 'Fund') for the period ended October 31, 2001. The Fund's Institutional Class Shares' and Class A, Class B and Class C Shares' inception dates were December 29, 2000 and March 30, 2001, respectively, and thus have not been in operation for a full year. For the ten months since the Institutional Class Shares' inception, this report provides a review of the markets, the Fund, and our outlook as well as a complete financial summary of the Fund's operations and a listing of its holdings.

MARKET ACTIVITY
THE TRAGIC EVENTS OF SEPTEMBER 11 AND THEIR AFTERMATH ADDED NEW UNCERTAINTY TO ALREADY VOLATILE WORLD EQUITY MARKETS. WHILE IT WAS CLEAR THAT THE GLOBAL ECONOMY HAD BEGUN TO SLOW PRIOR TO THE ATTACKS, THE PROSPECT OF RECESSION IN THE LARGER G-71 COUNTRIES, SPECIFICALLY THE US, JAPAN AND GERMANY, BECAME INCREASINGLY REFLECTED IN MARKET PERFORMANCE. THE MORGAN STANLEY CAPITAL INTERNATIONAL ('MSCI') WORLD INDEX RETURNED -21.94% FOR THE TEN MONTHS SINCE THE FUND'S INCEPTION.
o Even before September 11, the aggressive pace of most central banks' interest rate cuts did not sufficiently calm investors' concerns that recession could be averted, leading to the significant sell-off in virtually all world equity markets.
o Valuations in several leading equity markets, in particular those of the US and Japan, remained stretched, despite double-digit price corrections and numerous earnings downgrades. From a global context, valuations within Europe remained attractive during the fiscal year.
o Global inflation remained tame and provided some relief in the form of lower input costs for manufacturers facing a weaker demand environment.
o Japan disappointed market watchers who had hoped that Prime Minister Koizumi would break with party regulars by taking the needed painful steps toward structural reform.
o Emerging markets suffered as the flight to greater safety removed liquidity from regions feeling the effects of the US economic slowdown.

NORTH AMERICA
NORTH AMERICAN EQUITY MARKETS FELT THE EFFECTS OF A SLOWING ECONOMIC ENVIRONMENT AND FURTHER TROUBLES FOR THE TECHNOLOGY, MEDIA AND TELECOMMUNICATIONS (TMT) SECTORS.
o US equities, as measured by the Standard & Poor's ('S&P') 500 Index, fell 18.88% for the ten month period.
o Canada, whose equity market is highly exposed to cyclical companies and TMT stocks, dropped 28.95% in US dollar terms year to date. Canada's equity market decline was exacerbated by a historically weak currency.

IN THE US, INVESTORS WERE NERVOUS THAT ECONOMIC RECESSION COULD NOT BE AVOIDED.
o The aggressive campaign conducted by Alan Greenspan's Federal Reserve Board to cut short-term interest rates and inject liquidity into the markets had limited effect to date on relieving investors' concerns about the economy.
o Adding to these economic concerns was President George W. Bush's pledge to cut taxes at a time when tax receipts are likely to fall and defense expenditures are likely to escalate. Such a policy suggests a return to deficit spending.
o The deepening decline in the manufacturing sector began to spread to the services sector of the US economy, prompting dour consumer sentiment and fears of a quicker pace of job layoffs.
o In Canada, a weaker global economy pulled Resource stocks downward. Telecommunications and Information Technology-related stocks also suffered.

EUROPE
EUROPE OVERALL RETURNED -24.91% IN US DOLLAR TERMS FOR THE TEN MONTHS ENDED OCTOBER 31, 2001, AS MEASURED BY THE MSCI EUROPE INDEX. IN US DOLLAR TERMS, THE MORE DEFENSIVE UK MARKET OUTPERFORMED CONTINENTAL EUROPE, RETURNING -19.57% VERSUS -28.88% FOR EUROPE EX-UK.
o Although inflation prospects improved, Europe as a whole experienced slowed economic growth.
o At the same time, the European Central Bank, unlike its counterparts, took a 'go slow' approach to interest rate cuts, compounding the European markets' disappointment.

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1 The seven largest industrialized countries in the world--the US, Japan, Great
  Britain, France, Germany, Italy and Canada.

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Global Equity Fund
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LETTER TO SHAREHOLDERS

o The euro ended the fiscal period in the middle of its trading range, still providing little indication that the currency is ready for a leading role in foreign exchange markets.

DESPITE A STRONG RALLY OFF OF THE SHARP POST-SEPTEMBER 11 SELL-OFF, EUROPEAN EQUITY MARKETS REGISTERED NEGATIVE RETURNS FOR THE TEN-MONTH PERIOD.
o The UK fared better than its neighbors during the period, primarily as a result of greater market breadth and a less strained economic environment.
o As economic deterioration accelerated, Germany's concentration of companies in the Financial, Industrial, and Information Technology industries led its equity market to fall 31.73% for the ten months.
o Meanwhile, the more diversified French market outperformed the MSCI Europe ex-UK Index with a 27.67% ten-month decline.
o Overall, peripheral European markets tended to outperform their larger peers due to company specific gains. Often, a small number of equities will tend to comprise a larger portion of such markets.
  --Austria, as compared to the MSCI Europe Index, led European markets, falling
    12.72% in US dollar terms for the ten months.
  --Export-driven Ireland, which benefited from its resilient domestic economy, was down 12.96% in US dollar terms for the ten months.
  --Spain and Denmark outperformed the MSCI Europe Index as well over the ten months, with 18.12% and 16.94% declines, respectively, in US dollar terms. --Switzerland, a non-Eurozone nation, outperformed the MSCI Europe ex-UK Index with a 25.11% drop in US dollar terms for the year to date through October. --On the other hand, Information Technology-heavy markets fell sharply during the year to date. Sweden gave up 39.02% and Finland suffered a 48.75% decline in US dollar terms, led by index heavyweights Ericsson and Nokia, respectively.

ASIA
JAPAN LOST YET ANOTHER STRUGGLE TO AVOID RECESSION DURING THE FISCAL YEAR. FOR THE TEN-MONTH PERIOD ENDED OCTOBER 31, 2001, JAPAN'S EQUITY MARKET FELL 25.11% IN US DOLLAR TERMS, AS MEASURED BY THE MSCI JAPAN INDEX.
o Although popular among the public, Prime Minister Junichiro Koizumi had yet to put forward tangible solutions to the nation's economic and structural morass.
o The severity of the Banking sector crisis in Japan came to the fore, as most major banks announced they would not pay a dividend for their September 30 fiscal half year. If unable to do so at the end of their March 31, 2002 fiscal year, many banks would likely face the prospect of direct government control and eventual nationalization.
o Wasteful fiscal stimulus packages, which dominated the components of GDP over the past decade, declined in size as Japan approached a debt-to-GDP ratio of 130%, the highest among developed nations in the world.
o Deflation continued to erode profit margins as worried consumers deferred spending and increased savings.

ASIA EX-JAPAN SUFFERED A DROP OF 20.35% IN US DOLLAR TERMS DURING THE TEN-MONTH PERIOD, AS MEASURED BY THE MSCI PACIFIC EX-JAPAN INDEX, PRIMARILY REFLECTING THE SYNCHRONIZED SLOWDOWN OF THE GLOBAL ECONOMY.
o The export-dependent countries of Singapore, Hong Kong and Taiwan were particularly impacted.
o The South Korean equity market and economy were more resilient, largely as a result of accommodative monetary and fiscal policies along with a more balanced export mix. Accordingly, Korean unemployment declined steadily throughout the fiscal year. This compares to Taiwan's jobless rate, which rose to a record high of 5.3%.
o China's economy held up well, growing 7.9% in the first half of calendar 2001, with strong domestic demand supported by fiscal spending. China also won an invitation to join the World Trade Organization after fifteen years of discussions, with Taiwan's admission anticipated to be close behind.
o Despite lower interest rates in Hong Kong, China's deflationary influence, combined with slack global demand, depressed the former colony's asset prices.
o Healthy domestic demand and a competitive currency contributed to Australia's relative outperformance.

OTHER MARKETS
Emerging markets lost 18.10% in US dollars during the year to date, as measured by the MSCI Emerging Markets Free Index. Much of the sector's outperformance versus the MSCI World Index for the first months of 2001 unwound in the latter half of the reporting period, as global economic recovery prospects became more distant.

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Global Equity Fund
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LETTER TO SHAREHOLDERS

LATIN AMERICAN EQUITY MARKETS FELL 18.40% IN US DOLLAR TERMS FOR THE YEAR TO DATE, AS MEASURED BY THE MSCI LATIN AMERICAN INDEX, WITH GREAT DIVERGENCES IN RETURNS AMONG THE INDIVIDUAL MARKETS IN THE REGION.
o Argentina, off 46.98% for the ten months, remained mired in recession for the third year despite repeated reform efforts, such as the zero deficit plan, and generous International Monetary Fund packages totaling nearly $50 billion. Argentina will likely default on its debt obligations with its 'voluntary' debt swap program, where it is proposed that the coupon be reduced to approximately half the original amount and the maturity term extended.
o Brazil, with its large funding needs, bore the brunt of the Argentine contagion, largely contained elsewhere. Interest rates crept up 3.75% from the lows seen in January 2001, and the Brazilian real weakened by 27.70% year-to-date 2001. Brazil's economy also had to contend with shortages culminating in an energy rationing program.
o Mexico was a comparative star performer, up 3.70% for the ten months, as investors focused on the positive inflation, interest rate, oil and foreign direct investment picture. Meanwhile, the nation was in a technical recession and in need of significant tax reform progress.

EMERGING EUROPE WAS MOSTLY SHIELDED FROM THE GLOBAL ECONOMIC SLOWDOWN WITH ENCOURAGING GROWTH IN HUNGARY, THE CZECH REPUBLIC AND RUSSIA. HOWEVER, THE REGION WAS DOWN 31.45% IN US DOLLAR TERMS FOR THE TEN MONTHS, AS MEASURED BY THE MSCI EMERGING EUROPE INDEX, PRIMARILY DUE TO TURKEY'S WEAK EQUITY MARKET PERFORMANCE.
o Strong oil prices during the period supported Russia's economy and large current account surplus. Its equity market also benefited from improving corporate governance.
o Turkey's equity market was the biggest casualty in the region. Turkey's lira was devalued in February, as inflation rates skyrocketed to 7000% as a result of political uncertainty in its coalition government. Heavy debt refinancing requirements pressured finances, necessitating the International Monetary Fund to provide an additional $10 billion of assistance following last December's package.
o Poland was one of the better performers among global markets. With both GDP growth and inflation falling dramatically, Poland aggressively slashed interest rates. In a political setback, however, the finance minister was replaced in August, and no outright majority control for the opposition Social Democrats was delivered from September's national elections. Thus, Poland appears likely to endure another coalition government.

INVESTMENT REVIEW
THE FUND'S INSTITUTIONAL CLASS SHARES UNDERPERFORMED ITS BENCHMARK INDEX, THE MORGAN STANLEY CAPITAL INTERNATIONAL ('MSCI') WORLD INDEX, FOR THE TEN MONTHS ENDED OCTOBER 31, 2001.
o The deep value-oriented investment style, favored for much of calendar 2000, extended into 2001 before the events of September 11 triggered sharply higher market volatility.
o In the closing weeks of the Fund's fiscal year, Information Technology and economically-sensitive stocks moved higher in anticipation of a V-shaped rebound, despite the absence of any indication that economic recovery was on the horizon.
o Broadly positioned and more diversified portfolios like the Global Equity Fund did not benefit from this unrealistic viewpoint.

WE PREFERRED EUROPEAN EQUITIES, AS STRUCTURAL REFORMS AND SUPPORTIVE TAX POLICIES CONTINUED TO UNDERPIN ECONOMIC GROWTH THERE. WE RECOGNIZED THE IMPACT OF A SLOWER GLOBAL ECONOMIC ENVIRONMENT, WHILE AT THE SAME TIME APPRECIATED THE LIKELIHOOD OF A SWIFTER REBOUND IN EUROPE THAN THAT ANTICIPATED BY MANY MARKET PARTICIPANTS. WE FURTHER BELIEVED THAT THE US MARKET WAS TRADING AT CHALLENGING MULTIPLES, DESPITE THE SHARP CORRECTION IN STOCK PRICES.
o The Fund was slightly overweight in the United Kingdom for stock specific reasons. We also liked the breadth of this higher yielding equity market.
o The Fund was strongly underweight in Japan, reflecting the ever-worsening prospects for economic recovery there and the paucity of attractive stocks.
o Canada offered excellent prospects among Financial sector names, and so we established a position in this market.

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Global Equity Fund
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LETTER TO SHAREHOLDERS

o We maintained a cautious stance in emerging markets, because of the impact of global slowing, of the impending default by Argentina and of market liquidity concerns on these equity markets.

POSITIONS IN THE FUND REFLECT OUR VIEW THAT ATTRACTIVE VALUATIONS REQUIRE EARNINGS VISIBILITY TO JUSTIFY OWNERSHIP. AS A RESULT, MANY LARGER POSITIONS, WHICH TENDED TO BE CONCENTRATED AMONG US STOCKS, OFFERED GOOD GROWTH WITH DEFENSIVE CHARACTERISTICS.
o Although perennially dogged by regulatory concerns, Philip Morris performed solidly during the period, while offering exceptional dividend support.
o On the other end of the sector spectrum, Pfizer continued to lead its peers in top line growth and product pipeline promise.
o Procter & Gamble delivered strong results, while mortgage giant Freddie Mac benefited from historically high housing activity.
o Larger non-US holdings included wireless leader Vodafone in the UK, leading retail bank Unicredito Italiano and Swiss food leader Nestle.

THE FUND HELD A SLIGHT OVERWEIGHT IN THE FINANCIAL SECTOR, WITH AN EMPHASIS TOWARDS INTEREST RATE REDUCTION BENEFICIARIES AND DEFENSIVE BANKS AND INSURANCE COMPANIES.
o Many insurers' stocks sold off in anticipation of heavy losses following recent terrorist action. Still, well-provisioned and highly profitable firms, such as Germany's Allianz and Munich Re and Italy's RAS, rebounded sharply after investors initially sold on greater loss expectations.
o We had a preference for attractively-priced Spanish and Italian retail banks, Banco Popular and Unicredito Italiano, respectively.
o The Fund avoided Japanese Financial stocks, once an important MSCI World Index component, as Japanese bank stocks reached seventeen year lows.
o In the US, we increased the Fund's exposure in interest rate reduction beneficiaries Freddie Mac and Citigroup.

THE FUND WAS LIGHTLY WEIGHTED IN THE INFORMATION TECHNOLOGY SECTOR AND SLIGHTLY OVERWEIGHT IN THE TELECOMMUNICATIONS SECTOR.
o In our view, there were few catalysts for outperformance among Information Technology stocks, as weakened share prices still did not reflect cyclically poor earnings prospects. Telecommunications stocks offered a more appealing environment and outlook after their massive correction last year.
o Semiconductor pricing continued to trough during the period, as overcapacity and slack demand put pressure on producers.
o While software valuations improved somewhat, hardware multiples remained difficult to justify, even if economic recovery comes in the second half of 2002.
o The excesses of the Technology, Media and Telecommunications (TMT) bubble, still present in the Information Technology sector, began to abate among select Telecommunications companies. Toward the end of the period, we increased the Portfolio's weighting in certain Telecommunications stocks.

ALTHOUGH WE BELIEVE DECLINING INTEREST RATES SHOULD EVENTUALLY LEAD TO ECONOMIC REVIVAL, THE SOFTER CONSUMER ENVIRONMENT LED THE FUND AWAY FROM MEDIA STOCKS.
o We held such diverse names as France's Sogecable, US-based Viacom and Mexico's Grupo Televisa.
o We also held a position in Australia's global media leader News Corp., which seemed to be more sensitive to economic slowing, but offered attractive upside potential.

WE BELIEVED THAT PESSIMISM TOWARD THE ENERGY SECTOR WAS OVERDONE AND THUS HELD MANY UNDERVALUED STOCKS WITH EXCELLENT PROSPECTS IN THE FUND.
o Although slowing global economic growth will likely reduce energy consumption in the near term, many energy stocks were trading with a view toward unrealistically low oil prices.
o Many global energy holdings were significant positions in the Portfolio, including TotalFinaElf, ENI, BP and Chevron Texaco.
o Opportunities in emerging market energy companies led to Portfolio positions in Russian blue chips Lukoil and Surgutneftegas as well as Brazilian leader Petroleo Brasiliero.

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LETTER TO SHAREHOLDERS

WE KEPT SIGNIFICANT EXPOSURE TO DEFENSIVE STOCKS, BUT WE LIGHTENED POSITIONS OVER THE PERIOD, AS VALUATIONS APPEARED UNSUSTAINABLE.
o We maintained top positions in French biosciences companies Aventis and Sanofi-Synthelabo, Irish pharmaceuticals firm Elan and US drug giant Pfizer, but we brought the Fund's Healthcare exposure down towards a neutral weighting.
o Swiss food giant Nestle was a significant position in the Fund, as was UK household products company Reckitt & Benckiser, though both were trimmed to harvest profits.

MANAGER OUTLOOK
We believe we have finally entered a period when 'growth at a reasonable price'
(GARP) investing should prevail in equity markets. The 'bubble' experience in 1999 of investors paying irrational prices for 'New Economy' stocks offering questionable growth and paying any price for slow or no growth 'Old Economy' stocks in 2000 may well be behind us. Thus, we intend to continue to make visibility of earnings, free cash flow generation, business prospects and management focus central to the Fund's investment thesis for the foreseeable future. We believe the combination of attractive valuations and predictable earnings growth should combine into a winning formula for long-term capital appreciation in this otherwise uncertain economic environment.

DESPITE THE SHARP PULLBACK IN US EQUITY PRICES, DOMESTIC EQUITIES REMAIN CHALLENGED IN TERMS OF VALUATIONS COMPARED WITH MOST MARKETS AROUND THE WORLD.
o Some investors, in our view, mistakenly believe that because nominal prices in the post-bubble environment are lower and because interest rates have fallen that equities must be attractive.
o Rather, we believe that unfortunately, the long economic expansion enjoyed by American companies, consumers and investors has ended. This view suggests that earnings are falling at a far quicker rate than stock prices.
o We believe that such a bear market for US equities can sustain short-term bull rallies. But fundamentals remain weak at best and the lack of pricing power by the corporate sector will likely result in slimmer operating margins.

IT IS UNLIKELY THAT EUROPE WILL ESCAPE THE ECONOMIC DOWNTURN THAT HAS ARRIVED IN THE US AND ELSEWHERE AROUND THE WORLD. STILL, THE REGION IS BUFFERED BY SEVERAL FACTORS, WHICH WE BELIEVE PROVIDE A UNIQUE AND OPTIMISTIC OPPORTUNITY FOR INVESTORS.
o Unlike the central banks of the US and Japan, the European Central Bank was not as aggressive in its interest rate cuts and thus there remains considerable firepower in reserve in the form of substantial stimulus yet available.
o The Eurozone has also been well shielded by a weak euro, fiscal stimulus, structural economic reform and lower exposure to equity volatility.
o The euro remains weak, providing a competitive currency to fuel export demand and competition vis-a-vis the UK, the US and Japan.
o Still, further deceleration is expected before global monetary easing and inventory adjustments permit some recovery in the latter half of 2002. Tax reductions and declining inflation are also expected to help boost corporate profitability going forward.
o Low debt levels in the household and corporate sectors should not present a headwind to recovery as it may elsewhere.

THE OUTLOOK FOR CORPORATE PROFITABILITY, IMPROVEMENT IN CONSUMER SENTIMENT AND ECONOMIC RECOVERY IN JAPAN REMAINS BLEAK.
o Political uncertainty has been somewhat alleviated by strong support for Prime Minister Koizumi, but meaningful initiatives to restructure the Japanese economy remain elusive.
o Banking sector reform has yet to take hold, and the extent to which bad debts are growing is enormous. Financial sector failures are likely to become common in the coming year.
o Attempts to reflate the Japanese economy have failed for the better part of the past decade. New initiatives have yet to address over-capacity, inefficient distribution systems and subsidization of non-essential enterprises.

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Global Equity Fund
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LETTER TO SHAREHOLDERS

THE OUTLOOK FOR ASIA EX-JAPAN AND THE EMERGING MARKETS WILL LARGELY DEPEND, IN OUR VIEW, ON THE TIMING OF GLOBAL ECONOMIC RECOVERY AND ON THE STRENGTH OF EXTERNAL LIQUIDITY CONDITIONS.
o In many cases, valuations have returned to levels reached in past emerging market crises, despite fundamental strides made since then--lower inflation, improved current account balances, reduced foreign debt exposure, lower corporate gearing and lower capital expenditure ratios.
o Our preference is for countries with current account surpluses, healthy domestic demand, interest rate convergence potential or world-class companies. These include the equity markets of Russia, Hungary, Poland, South Korea, Australia, Mexico and Brazil.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We sincerely value your support of the Global Equity Fund and look forward to serving your investment needs in the years ahead.

/S/ ROBERT REINER
/S/ JULIE WANG
/S/ CLARE BRODY
/S/ VIJAY CHOPRA
/S/ MICHAEL LEVY

Robert Reiner, Julie Wang, Clare Brody, Vijay Chopra and Michael Levy PORTFOLIO MANAGERS OF THE GLOBAL EQUITY FUND
October 31, 2001

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PERFORMANCE COMPARISON 1

                                [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

GLOBAL EQUITY FUND--INSTITUTIONAL CLASS, MSCI WORLD INDEX
AND LIPPER GLOBAL EQUITY FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE INCEPTION) 2

                Global Equity Fund--                       Lipper Global Equity
                Institutional Class    MSCI World Index 3     Funds Average 4
12/31/00             $250,000               $250,000             $250,000
1/31/01               249,250                254,925              253,925
2/28/01               233,000                233,350              232,400
3/31/01               217,750                217,875              214,525
4/30/01               227,000                233,875              229,850
5/31/01               225,000                230,600              227,350
6/30/01               216,250                223,625              220,775
7/31/01               209,750                220,650              214,650
8/31/01               204,000                210,025              205,000
9/30/01               178,750                191,500              185,225
10/31/01              183,750                195,150              190,750

                                                    CUMULATIVE TOTAL RETURNS
   Periods Ended                                                       Since
   October 31, 2001                                              Inception 2
--------------------------------------------------------------------------------
 Global Equity Fund
   Class A Shares                                                    (15.70)%
   Class B Shares                                                    (16.10)%
   Class C Shares                                                    (16.10)%
   Institutional Class                                               (26.50)%
-----------------------------------------------------------------------------
 MSCI World Index 3                                                  (21.94)%
-----------------------------------------------------------------------------
 Lipper Global Equity Funds Average 4                                (23.70)%
-----------------------------------------------------------------------------

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THE FUND'S CUMULATIVE TOTAL RETURNS AS OF OCTOBER 31, 2001, ADJUSTED TO INCLUDE
THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--SINCE INCEPTION (21.13)%; CLASS B SHARES--SINCE INCEPTION (20.30)%; CLASS C SHARES--SINCE INCEPTION (16.94)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS
FOLLOWS: CLASS A SHARES 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1.00% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception dates are Class A Shares: March 30, 2001, Class B Shares:
  March 30, 2001, Class C Shares: March 30, 2001, Institutional Class shares:
  December 29, 2000. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the period beginning December 31, 2000.
3 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

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ADDITIONAL PERFORMANCE COMPARISON

The shareholder letter included in this report contain statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission ('SEC') requires that we include, on an annual basis, a line graph comparing the performance of each of the Funds' classes to that of an appropriate market index. These graphs measure the growth of a $10,000 hypothetical investment (or the Fund class' minimum initial investment if that amount exceeds $10,000) from the inception date of each class through the end of the most recent fiscal year. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year.

Both the line graphs and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to each of the specified time periods for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of each of the Fund's classes are adjusted for sales charges and expenses while the total returns of the indices are not. In fact, if you wished to replicate the total returns of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

The SEC total return figures may differ from total return figures in the shareholder letters because the SEC figures include the impact of sales charges while the total return figures in the shareholder letters do not. Any performance figures shown are for the full period indicated.

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ADDITIONAL PERFORMANCE INFORMATION 1

GLOBAL EQUITY FUND--CLASS A SHARES, MSCI WORLD INDEX
AND LIPPER GLOBAL EQUITY FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION) 2

                                [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Global Equity Fund--                     Lipper Global Equity
                    Class A        MSCI World Index 3      Funds Average 4
3/31/01             $9,450           $10,000                 $10,000
4/30/01              9,837            10,734                  10,736
5/31/01              9,658            10,584                  10,620
6/30/01              9,280            10,264                  10,317
7/31/01              9,000            10,127                  10,035
8/31/01              8,747             9,639                   9,573
9/30/01              7,662             8,788                   8,629
10/31/01             7,887             8,956                   8,886


                                                 CUMULATIVE TOTAL RETURNS
   Period Ended                                                     Since
   October 31, 2001                                           Inception 2

 Global Equity Fund--Class A Shares                              (21.13)%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's Class A Shares' inception date is March 30, 2001. Benchmark returns are for the period beginning March 31, 2001.
3 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                                [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

GLOBAL EQUITY FUND--CLASS B SHARES, MSCI WORLD INDEX
AND LIPPER GLOBAL EQUITY FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION)2

             Global Equity Fund--                  Lipper Global Equity
                  Class B        MSCI World Index     Funds Average
3/31/01          $10,000          $10,000              $10,000
4/30/01           9,890            10,734               10,736
5/31/01           9,810            10,584               10,620
6/30/01           9,400            10,264               10,317
7/31/01           9,111            10,127               10,035
8/31/01           8,854             9,639                9,573
9/30/01           7,752             8,788                8,629
10/31/01          7,971             8,956                8,886


                                                     CUMULATIVE TOTAL RETURNS
   Period Ended                                                         Since
   October 31, 2001                                               Inception 2

 Global Equity Fund--Class B Shares                                  (20.30)%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's Class B Shares' inception date is March 30, 2001. Benchmark returns are for the period beginning March 31, 2001.
3 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                                [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

GLOBAL EQUITY FUND--CLASS C SHARES, MSCI WORLD INDEX
AND LIPPER GLOBAL EQUITY FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION)2

               Global Equity Fund--                  Lipper Global Equity
                    Class C        MSCI World Index    Funds Average
3/31/01             $10,000           $10,000             $10,000
4/30/01              10,306            10,734              10,736
5/31/01              10,210            10,584              10,620
6/30/01               9,800            10,264              10,317
7/31/01               9,494            10,127              10,035
8/31/01               9,227             9,639               9,573
9/30/01               8,078             8,788               8,629
10/31/01              8,306             8,956               8,886


                                                    CUMULATIVE TOTAL RETURNS
   Period Ended                                                        Since
   October 31, 2001                                              Inception 2
--------------------------------------------------------------------------------
 Global Equity Fund--Class C Shares                                 (16.94)%

--------------------------------------------------------------------------------
1 Past performance is not indicative of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance of the Fund. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's Class C Shares' inception date is March 30, 2001. Benchmark returns are for the period beginning March 31, 2001.
3 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

                                [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

GLOBAL EQUITY FUND--INSTITUTIONAL CLASS, MSCI WORLD INDEX
AND LIPPER GLOBAL EQUITY FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE INCEPTION)2

               Global Equity Fund--                   Lipper Global Equity
                Institutional Class   MSCI World Index  Funds Average
12/31/00             $250,000           $250,000          $250,000
1/31/01               249,250            254,925           253,925
2/28/01               233,000            233,350           232,400
3/31/01               217,750            217,875           214,525
4/30/01               227,000            233,875           229,850
5/31/01               225,000            230,600           227,350
6/30/01               216,250            223,625           220,775
7/31/01               209,750            220,650           214,650
8/31/01               204,000            210,025           205,000
9/30/01               178,750            191,500           185,225
10/31/01              183,750            195,150           190,750


                                                   CUMULATIVE TOTAL RETURNS
   Period Ended                                                       Since
   October 31, 2001                                             Inception 2

--------------------------------------------------------------------------------
 Global Equity Fund--Institutional Class                            (26.50)%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct sales charges and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's Institutional Class shares' inception date is December 29, 2000.
  Benchmark returns are for the period beginning December 31, 2000.
3 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

    SHARES    SECURITY                                         VALUE
--------------------------------------------------------------------------------
              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCK--91.20%
              AUSTRALIA--1.76%
     4,727    Australia & New Zealand Banking
               Group Ltd. .............................  $    42,553
       700    Commonwealth Bank of Australia ..........       10,526
    28,558    M.I.M. Holdings Ltd. ....................       14,122
                                                         -----------
                                                              67,201
                                                         -----------
              BELGIUM--0.91%
     1,342    Interbrew ...............................       34,859
                                                         -----------
              BRAZIL--0.78%
       833    Embraer Aircraft Corp. ADR ..............       14,294
       780    Petroleo Brasileiro SA ADR ..............       15,600
                                                         -----------
                                                              29,894
                                                         -----------
              CANADA--4.01%
       976    Bank Montreal Quebec ....................       20,836
     2,555    Bombardier, Inc. B ......................       16,587
     1,379    Manulife Financial Corp. ................       34,114
     1,443    Royal Bank Canada Common ................       42,564
     1,845    Sun Life Financial Services 1 ...........       38,363
                                                         -----------
                                                             152,464
                                                         -----------
              CROATIA--0.65%
     1,100    Zagrebacka Banka GDR 2 ..................       24,750
                                                         -----------
              DENMARK--0.51%
       480    Novo-Nordisk ............................       19,478
                                                         -----------
              FRANCE--8.74%
       598    Aventis SA ..............................       44,030
       370    Banque Nationale de Paris ...............       30,792
     1,390    Generale De Sante 1 .....................       20,594
       511    Lafarge SA ..............................       45,426
     2,270    Orange SA 1 .............................       18,400
       442    Peugeot SA ..............................       17,974
       584    Sanofi-Synthelabo SA 1 ..................       38,529
       337    Total Fina ELF ..........................       47,350
       630    Unibail .................................       32,655
       608    Vinci SA ................................       36,689
                                                         -----------
                                                             332,439
                                                         -----------
              GERMANY--3.86%
       110    Allianz AG ..............................       25,848
       536    Deutsche Telekom Reg Shares .............        8,255
       626    E. On AG ................................       32,420
       815    Fraport AG 1 ............................       15,415
       110    Muenchener Rueckversicherungs-
               Gesellschaft AG ........................       29,028
       700    Shering AG ..............................       35,937
                                                         -----------
                                                             146,903
                                                         -----------

    SHARES    SECURITY                                         VALUE
--------------------------------------------------------------------------------
              GREECE--0.51%
     1,200    Hellenic Telecommunication
               Organization SA ........................  $    19,454
                                                         -----------
              HUNGARY--0.47%
       338    OTP Bank Rt .............................       17,791
                                                         -----------
              IRELAND--2.96%
     4,517    Bank Of Ireland .........................       40,210
     2,358    CRH PLC .................................       36,444
       785    Elan Corp. PLC ADR 1,2 ..................       35,835
                                                         -----------
                                                             112,489
                                                         -----------
              ITALY--5.39%
     4,295    ENI SPA .................................       53,847
     2,739    Riunione Adriatica di Sicurta SPA .......       32,884
     3,904    Saipem ..................................       19,304
     5,634    Telecom Italia SPA ......................       47,039
    14,099    Unicredito Italiano SPA .................       52,064
                                                         -----------
                                                             205,138
                                                         -----------
              JAPAN--5.18%
     2,000    Bridgestone Corp. .......................       18,855
     2,000    Chugai Pharmaceutical Co. Ltd. ..........       29,231
         2    East Japan Railway Co ...................       11,650
       300    Fast Retailing ..........................       34,925
     4,000    JGC Corp. ...............................       28,430
       200    Nintendo Co., Ltd. ......................       30,848
     3,000    Nissan Motor Co., Ltd. ..................       13,235
     1,000    Yamanouchi Pharmaceutical Co. Ltd. ......       29,656
                                                         -----------
                                                             196,830
                                                         -----------
              KOREA--1.97%
     5,600    Korea Tobacco & Ginseng Corp. GDR 1,2 ...       41,496
       140    Samsung Electronics Co. Ltd. ............       18,757
       370    Samsung SDI Co. Ltd. ....................       14,857
                                                         -----------
                                                              75,110
                                                         -----------
              MEXICO--0.80%
       912    Cemex SA de CV ADR ......................       20,976
     4,300    Grupo Financiero BBVA Bancomer 1 ........        3,249
       200    Grupo Televisa SA ADR 1 .................        6,090
                                                         -----------
                                                              30,315
                                                         -----------
              NETHERLANDS--3.94%
       621    Fortis (NL) NV ..........................       14,710
       822    ING Groep NV ............................       20,507
     1,586    Koninklijke Ahold NV ....................       44,653
     1,184    Phillips Electronics NV .................       26,916
     2,201    TNT Post Group NV .......................       43,057
                                                         -----------
                                                             149,843
                                                         -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

    SHARES    SECURITY                                         VALUE
--------------------------------------------------------------------------------
              NEW ZEALAND--0.00%
         1    Telecom Corp of New Zealand .............  $         2
                                                         -----------
              NORWAY--2.14%
     1,120    Gjensidige NOR Sparebank ASA ............       31,463
     1,740    Orkla ASA ...............................       28,995
     3,000    Statoil ASA 1 ...........................       20,774
                                                         -----------
                                                              81,232
                                                         -----------
              POLAND--0.70%
     1,449    Bank Polaska Kasa Opieki SA ADR 1,2 .....       26,517
                                                         -----------
              PORTUGAL--1.25%
     3,218    Portugal Telecom SA .....................       25,506
     3,110    Telecel-Comunicacoes Pessoais SA 1 ......       21,848
                                                         -----------
                                                              47,354
                                                         -----------
              RUSSIA--1.55%
       523    Lukoil Holding ADR ......................       23,211
       900    Mobile Telesystems ADR 1 ................       25,488
       800    Surgutneftegas Jsc ......................       10,148
                                                         -----------
                                                              58,847
                                                         -----------
              SPAIN--3.37%
       930    Banco Popular Espanol SA ................       31,243
     2,645    Grupo Dragados SA .......................       32,137
     1,842    Iberdrola SA ............................       25,333
     1,760    Sogecable SA 1 ..........................       39,629
                                                         -----------
                                                             128,342
                                                         -----------
              SWITZERLAND--1.99%
       230    Nestle SA ...............................       47,750
       100    Swisscom AG--Reg ........................       27,773
                                                         -----------
                                                              75,523
                                                         -----------
              UNITED KINGDOM--11.29%
     1,234    Barclays PLC ............................       37,077
     7,200    BHP Billiton PLC ........................       30,523
     5,893    BP Amoco PLC ADR ........................       47,608
     6,180    British Aerospace PLC ...................       29,974
     3,356    British American Tobacco PLC ............       29,260
     1,790    British Telecom PLC 1 ...................        9,033
     1,094    GlaxoSmithKline PLC .....................       29,418
     4,195    Matalan PLC .............................       22,115
     7,940    National Power PLC 1 ....................       25,462
     1,822    Reckitt & Benckiser PLC .................       25,464
     4,049    Shell Transport & Trading Co. PLC .......       30,355
     1,000    Tyco International Ltd. .................       49,140
    27,612    Vodafone Group ..........................       63,849
                                                         -----------
                                                             429,278
                                                         -----------

    SHARES    SECURITY                                         VALUE
--------------------------------------------------------------------------------
              UNITED STATES--26.47%
       400    Ambac Financial Group, Inc. .............  $    19,200
       660    American International Group, Inc. ......       51,876
     1,243    Aquila, Inc.1 ...........................       22,809
     1,200    AT&T Wireless Services, Inc.1 ...........       17,328
       600    Cablevision Systems--Class A 1 ..........       20,550
     1,740    Cadence Design Systems, Inc.1 ...........       36,784
       650    Caterpillar, Inc. .......................       29,068
       354    Chevron Texaco Corp. .....................       31,346
     1,030    Citigroup, Inc. .........................       46,886
     1,166    CONSOL Energy, Inc. .....................       32,182
       800    Duke Power Co. ..........................       30,728
       730    Dynegy, Inc. ............................       26,207
       600    Electronic Data Systems Corp. ...........       38,622
       740    Freddie Mac .............................       50,187
       290    IBM Corp. ...............................       31,340
       900    John Hancock Financial ..................       30,672
     1,740    Pfizer, Inc. ............................       72,906
     1,100    Pharmacia Corp. .........................       44,572
     1,370    Philip Morris Cos., Inc. ................       64,116
       885    Procter & Gamble Co. ....................       65,295
       800    Raytheon Co. ............................       25,800
       800    Scientific-Atlanta, Inc. ................       16,696
       400    Sprint PCS Group 1 ......................        8,920
       400    Tenet Healthcare Corp.1 .................       23,008
       390    United Technologies Corp. ...............       21,017
       650    Verizon Communications ..................       32,376
     1,000    Versign, Inc 1 ..........................       38,710
       900    Viacom, Inc.--Class B 1 .................       32,859
       400    Wellpoint Health Networks, Inc.1 ........       44,636
                                                         -----------
                                                           1,006,696
                                                         -----------
TOTAL COMMON STOCK
   (Cost $3,791,182) ..................................    3,468,749
                                                         -----------

              PREFERRED STOCK--0.41%
              AUSTRALIA--0.41%
       650    News Corporation Ltd. ...................       15,470
                                                         -----------
TOTAL PREFERRED STOCK
   (Cost $20,928) .....................................       15,470
                                                         -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  CONTRACTS   SECURITY                                      VALUE
--------------------------------------------------------------------------------
              CALL OPTIONS--0.10%
         15   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike Price
               of 1,756.30 and Expiration 2/02) .......$      404
         16   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike Price
               of 1,784.50 and Expiration 2/02) .......       398
         28   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike Price
               of 1,821.60 and Expiration 1/02) .......       435
         28   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike Price
               of 1,848.00 and Expiration 1/02) .......       435
         26   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike Price
               of 1,859.30 and Expiration 1/02) .......       260
         30   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike Price
               of 1,873.40 and Expiration 2/02) .......       440
         26   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike Price
               of 1,876.00 and Expiration 1/02) .......       193
         11   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike Price
               of 1,902.19 and Expiration 12/01) ......        21
         21   NASDAQ 100 Index (Options on
               NASDAQ Exchange with Strike Price
               of 2,027.89 and Expiration 1/02) .......        44
          3   Nikkei 225 Index (Options on Nikkei
               Exchange with Strike Price of
               12,719.55 and Expiration 2/02) .........       219
          3   Nikkei 225 Index (Options on Nikkei
               Exchange with Strike Price of
               15,748.01 and Expiration 5/02) .........       819
         21   Nikkei 225 Index (Options on Nikkei
               Exchange with Strike Price of
               14,059.50 and Expiration 11/01) ........         0


  CONTRACTS   SECURITY                                        VALUE
--------------------------------------------------------------------------------
        736   Nikkei 225 Index (Options on Nikkei
               Exchange with Strike Price of
               13,994.31 and Expiration 11/01) ........  $         0
      1,100   Nikkei 225 Index (Options on Nikkei
               Exchange with Strike Price of
               14,022.85 and Expiration 11/01) ........            0
                                                         -----------
                                                               3,668
                                                         -----------
TOTAL OPTIONS
   (Cost $59,031) .....................................        3,668
                                                         -----------
TOTAL INVESTMENTS
   IN UNAFFILIATED ISSUERS ............................    3,487,887
                                                         -----------
TOTAL INVESTMENTS
   (Cost $3,871,141)3 .............   91.71%             $ 3,487,887
OTHER ASSETS IN EXCESS
   OF LIABILITIES .................    8.29                  315,408
                                     ------              -----------
NET ASSETS ........................  100.00%             $ 3,803,295
                                     ======              ===========

--------------------------------------------------------------------------------
1 Non-income producing security.
2 144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 3.38% of net assets at period end.
3 Aggregated cost for federal tax purposes is $3,881,741.
Abbreviations:
ADR--American Depository Receipt
GDR--Global Depository Receipt

 SECTOR DIVERSIFICATION
 As of October 31, 2001
 (percentages are based on market value of total investments in the Fund)

   Financials                                   22.05%
   Health Care                                  12.31
   Cash Equivalents                              9.46
   Industrials                                   9.29
   Consumer Staples                              8.95
   Telecommunications Services                   8.55
   Energy                                        7.87
   Consumer Discretionary                        7.35
   Information Technology                        5.15
   Materials                                     4.73
   Utilities                                     4.29
                                               ------
                                               100.00%
                                               ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                OCTOBER 31, 2001

ASSETS
   Investment in unaffiliated issuers, at value (cost $3,871,141) ..$ 3,487,887
   Cash 1 ..........................................................    388,664
   Receivable for securities sold ..................................     28,527
   Dividend and interest receivable ................................      5,237
   Unrealized appreciation on forward foreign currency contracts ...     11,089
   Due from advisor ................................................      3,059
   Receivable for foreign taxes withheld ...........................      2,031
   Prepaid expenses and other ......................................     14,302
                                                                    -----------
Total assets .......................................................  3,940,796
                                                                    -----------
LIABILITIES
   Payable for options written, at value (premiums received $8,946)       6,669
   Payable for securities purchased ................................     89,880
   Unrealized depreciation on forward foreign currency contracts ...      5,738
   Accrued expenses and other ......................................     35,214
                                                                    -----------
Total liabilities ..................................................    137,501
                                                                    -----------
NET ASSETS .........................................................$ 3,803,295
                                                                    ===========
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................$ 5,141,983
   Accumulated expenses in excess of income ........................       (711)
   Accumulated net realized loss from investment and
         foreign currency transactions .............................   (963,109)
   Net unrealized depreciation on investments and foreign currencies   (374,868)
                                                                    -----------
NET ASSETS .........................................................$ 3,803,295
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Class A Shares 2 ................................................$      8.43
                                                                    ===========
   Class B Shares 3 ................................................$      8.39
                                                                    ===========
   Class C Shares 4 ................................................$      8.39
                                                                    ===========
   Institutional Class Shares 5 ....................................$      7.35
                                                                    ===========

--------------------------------------------------------------------------------
1 Includes foreign cash of $156,302 with a cost of $155,543.
2 Net asset value and redemption price per share (based on net assets of $42,126 and 5,000 shares outstanding). Maximum offering price per share was $8.92 ($8.43/0.945). Maximum offering price per share reflects the effect of the 5.50% front-end sales charge.
3 Net asset value and offering price per share (based on net assets of $41,943 and 5,000 shares outstanding). Redemption value is $7.97 following a 5.00% maximum contingent deferred sales charge.
4 Net asset value and offering price per share (based on net assets of $41,943 and 5,000 shares outstanding). Redemption value is $8.31 following a 1.00% maximum contingent deferred charge.
5 Net asset value per share (based on net assets of $3,677,283 and 500,000 shares outstanding).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                              FOR THE PERIOD
                                                                         DECEMBER 29, 2000 1
                                                                    THROUGH OCTOBER 31, 2001
INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $5,114) .......................  $    62,447
   Dividends from affiliated investment companies .............................        2,704
                                                                                 -----------
Total income ..................................................................       65,151
                                                                                 -----------
EXPENSES
   Professional fees ..........................................................       38,782
   Registration fees ..........................................................       36,023
   Administration and service fees ............................................       31,308
   Printing and shareholder reports ...........................................       25,717
   Investment advisory fees ...................................................       22,012
   Directors' fees ............................................................        3,174
   Interest expense ...........................................................          443
   Distribution fees:
     Class A Shares ...........................................................           69
     Class B Shares ...........................................................          208
     Class C Shares ...........................................................          208
   Service fees:
     Class B Shares ...........................................................           69
     Class C Shares ...........................................................           69
   Miscellaneous ..............................................................        8,723
                                                                                 -----------
Total expenses ................................................................      166,805
Less: fee waivers and/or expense reimbursements ...............................     (123,991)
                                                                                 -----------
Net expenses ..................................................................       42,814
                                                                                 -----------
NET INVESTMENT INCOME .........................................................       22,337
                                                                                 -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized loss from:
     Investment transactions ..................................................     (944,121)
     Option transactions ......................................................      (10,000)
     Foreign currency transactions ............................................      (13,001)
     Forward foreign currency transactions ....................................      (27,052)
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies ...................................................     (374,868)
                                                                                 -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ........   (1,369,042)
                                                                                 -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ....................................  $(1,346,705)
                                                                                 ===========

--------------------------------------------------------------------------------
1 Institutional Shares began operations on December 29, 2000. Class A, B and C
  Shares began operations on March 30, 2001.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       FOR THE PERIOD
                                                                  DECEMBER 29, 2000 1
                                                             THROUGH OCTOBER 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...............................................  $    22,337
   Net realized loss from investment and foreign currency transactions .     (994,174)
   Net change in unrealized appreciation/depreciation on investments and
     foreign currencies ................................................     (374,868)
                                                                          -----------
Net decrease in net assets from operations .............................   (1,346,705)
                                                                          -----------
CAPITAL SHARE TRANSACTIONS
   Net increase resulting from Class A Shares ..........................       50,000
   Net increase resulting from Class B Shares ..........................       50,000
   Net increase resulting from Class C Shares ..........................       50,000
   Net increase resulting from Institutional Class Shares ..............    5,000,000
                                                                          -----------
Net increase in net assets from capital share transactions .............    5,150,000
                                                                          -----------
TOTAL INCREASE IN NET ASSETS ...........................................    3,803,295
NET ASSETS
   Beginning of period .................................................           --
                                                                          -----------
   End of period (including expenses in excess of income of $711) ......  $ 3,803,295
                                                                          ===========

--------------------------------------------------------------------------------
1 Institutional Class Shares began operations on December 29, 2000. Class A, B and C Shares began operations on March 30, 2001.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS A SHARES                                                 FOR THE PERIOD
                                                              MARCH 30, 2001 1
                                                      THROUGH OCTOBER 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................................. $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .............................................   0.03
   Net realized and unrealized loss on investments
      and foreign currencies .........................................  (1.60)
                                                                       ------
Total from investment operations .....................................  (1.57)
                                                                       ------
NET ASSET VALUE, END OF PERIOD ....................................... $ 8.43
                                                                       ======
TOTAL INVESTMENT RETURN 2 ............................................ (15.70)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..........................    $42
   Ratios to average net assets:
     Net investment income ...........................................   0.62%3
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) .................   1.41%3
     Expenses after waivers and/or reimbursements
        (excludes interest expenses paid by the Fund) ................   1.40%3
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) .................   4.79%3
   Portfolio turnover rate ...........................................    169%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Total return does not reflect sales charges.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS B SHARES                                                 FOR THE PERIOD
                                                              MARCH 30, 2001 1
                                                      THROUGH OCTOBER 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................................. $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ......................................  (0.01)
   Net realized and unrealized loss on investments
        and foreign currencies .......................................  (1.60)
                                                                       ------
Total from investment operations. ....................................  (1.61)
                                                                       ------
NET ASSET VALUE, END OF PERIOD ....................................... $ 8.39
                                                                       ======
TOTAL INVESTMENT RETURN 2 ............................................ (16.10)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..........................    $42
   Ratios to average net assets:
     Expenses in excess of income ....................................  (0.13)%3
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) .................   2.16%3
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) .................   2.15%3
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) .................   5.54%3
   Portfolio turnover rate ...........................................    169%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Total return does not reflect sales charges.
3 Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS C SHARES                                               FOR THE PERIOD
                                                            MARCH 30, 2001 1
                                                    THROUGH OCTOBER 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ............................... $10.00
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ....................................  (0.01)
   Net realized and unrealized loss on investments
         and foreign currencies ....................................  (1.60)
                                                                     ------
Total from investment operations. ..................................  (1.61)
                                                                     ------
NET ASSET VALUE, END OF PERIOD ..................................... $ 8.39
                                                                     ======
TOTAL INVESTMENT RETURN 2 .......................................... (16.10)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ........................    $42
   Ratios to average net assets:
     Expenses in excess of income ..................................  (0.13)%3
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) ...............   2.16%3
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) ...............   2.15%3
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) ...............   5.54%3
   Portfolio turnover rate .........................................    169%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Total return does not reflect sales charges.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INSTITUTIONAL CLASS SHARES                                    FOR THE PERIOD
                                                          DECEMBER 29, 2000 1
                                                     THROUGH OCTOBER 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................................. $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .............................................   0.04
   Net realized and unrealized loss on investments
       and foreign currencies ........................................  (2.69)
                                                                       ------
Total from investment operations .....................................  (2.65)
                                                                       ------
NET ASSET VALUE, END OF PERIOD ....................................... $ 7.35
                                                                       ======
TOTAL INVESTMENT RETURN .............................................. (26.50)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..........................  $3,677
   Ratios to average net assets:
     Net investment income ...........................................   0.61%2
     Expenses after waivers and/or reimbursements
        (includes interest expense paid by the Fund) .................   1.16%2
     Expenses after waivers and/or reimbursements
        (excludes interest expense paid by the Fund) .................   1.15%2
     Expenses before waivers and/or reimbursements
        (includes interest expense paid by the Fund) .................   4.49%2
   Portfolio turnover rate ...........................................    169%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. Organization
BT Investment Funds (the 'Trust') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. Global Equity Fund (the 'Fund') is one of the funds offered to investors by the Trust.

The Fund consists of four share classes: Class A Shares, Class B Shares and Class C Shares, which began operations March 30, 2001, and Institutional Class Shares, which began operations December 29, 2000.

The Class A, B and C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and C Shares have a contingent deferred sales charge. In addition, the Class A Shares have a different distribution fee than the Class B and C Shares. The Institutional Class Shares have neither a sales charge nor a distribution fee.

B. Valuation of Securities
The Fund's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the securities traded on that exchange prior to the time when the Fund assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Securities Transactions and Investment Income
Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Expenses are recorded as incurred.

D. Distributions
It is the Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. Foreign Currency Translation
The books and records of the Fund are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

F. Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Fund's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

G. Option Contracts
The Fund may enter into options contracts. Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

When a Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently 'marked-to-market' to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security the Fund purchases upon exercise of the option.

H. Futures Contracts
The Fund may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes
It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of October 31, 2001 have been primarily attributable to foreign currency transactions and nondeductible initial offering costs, and have been reclassified to the following accounts:

           Undistributed      Accumulated
          Net Investment     Net Realized     Paid-in
           Income (Loss)   Gains (Losses)     Capital
          --------------   --------------     -------
               $(23,048)          $31,065    $(8,017)

J. Capital Losses
At October 31, 2001, capital loss carryforwards available as a reduction against future net realized capital gains aggregate as follows:

                     Net Realized
                     Capital Loss       Expiration Year
                    Carryforwards                  2009
                    -------------       ---------------
                       $1,007,866            $1,007,866

K. Other
The Trust accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or the Fund are allocated among the funds in the Trust or the classes in the Fund, based on their respective net assets.

L. Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
The Fund has entered into an Advisory Agreement with Deutsche Asset Management, Inc. ('DeAM, Inc.' or the 'Advisor'), an indirect wholly-owned subsidiary of Deutsche Bank, AG. Under this agreement, the Fund pays DeAM, Inc. a fee computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

The Fund entered into an administration agreement with Investment Company Capital Corp. ('ICCC') a wholly-owned subsidiary of Deutsche Bank AG. Under this agreement, ICCC provides administrative and shareholder services to the Fund. These services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.85% of the average daily net assets of the Institutional Class Shares, and 1.00% of the average daily net assets of Class A, B and C Shares. Prior to July 1, 2001, Bankers Trust also a wholly-owned subsidiary of Deutsche Bank AG, served as Administrator to the Fund. Bankers Trust continues to serve as custodian to the Fund.

ICC Distributors, Inc. ('ICCD'), a non-affiliated entity, provides distribution services to the Fund for which ICCD is paid an annual fee, pursuant to rule 12b-1, that is calculated daily and paid monthly. This fee is paid at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are also subject to a 0.25% shareholder servicing fee. No distribution fees are charged to the Institutional Class Shares.

The Advisor and Administrator have contractually agreed to reduce their fees and/or reimburse each Class of Shares through February 28, 2003 to the extent necessary, to limit all operating expenses as follows: Institutional Class Shares to 1.15% of the average daily net assets of the Class; Class A Shares to 1.40% of the average daily net assets of the Class; and Class B Shares and Class C Shares to 2.15% of the average daily net assets of each Class.

The Fund may invest in Cash Management Fund Institutional ('Cash Management'), an open-end management investment company managed by DeAM, Inc. Prior to April 30, 2001, Cash Management was managed by Bankers Trust. Cash Management is offered as a cash management option to the Fund and other accounts managed by DeAM, Inc.

NOTE 3--CAPITAL SHARE TRANSACTIONS
At October 31, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

                                         Class A Shares
                                -----------------------
                                   For the Period Ended
                               March 30, 2001 1 through
                                       October 31, 2001
                                -----------------------
                                    Shares       Amount
                                ----------     --------
Sold                                 5,000      $50,000
                                     -----      -------
Net increase                         5,000      $50,000
                                     =====      =======

                                         Class B Shares
                                -----------------------
                                   For the Period Ended
                               March 30, 2001 1 through
                                       October 31, 2001
                                -----------------------
                                    Shares       Amount
                                ----------     --------
Sold                                 5,000      $50,000
                                     -----      -------
Net increase                         5,000      $50,000
                                     =====      =======

                                         Class C Shares
                                -----------------------
                                   For the Period Ended
                               March 30, 2001 1 through
                                       October 31, 2001
                                -----------------------
                                    Shares       Amount
                                ----------     --------
Sold                                 5,000      $50,000
                                     -----      -------
Net increase                         5,000      $50,000
                                     =====      =======

                                   Institutional Shares
                                -----------------------
                                   For the Period Ended
                               March 30, 2001 1 through
                                       October 31, 2001
                                -----------------------
                                    Shares       Amount
                                ----------     --------
Sold                               500,000   $5,000,000
                                   -------   ----------
Net increase                       500,000   $5,000,000
                                   =======   ==========

--------------------------------------------------------------------------------
1 Commencement of operations.

NOTE 4--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2001, were $11,900,538 and $7,144,307, respectively.

For federal income tax purposes, the tax basis of investments held at October 31, 2001 was $3,881,741. The aggregate gross unrealized appreciation for all investments at October 31, 2001, was $63,080 and the aggregate gross unrealized depreciation for all investments was $456,934.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 5--LINE OF CREDIT AGREEMENT
The Fund is a participant with other affiliated entities in a revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this Fund under the credit facility for the year ended October 31, 2001.

NOTE 6--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At October 31, 2001, there were two affiliated shareholders who individually held greater than 10% of the outstanding shares of the Global Equity Fund. One affiliated shareholder held 100% of the total shares outstanding of the Institutional Class Shares, and one affiliated shareholder held 100% of the Class A, Class B and Class C total shares outstanding of the Fund.

NOTE 7--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
On October 31, 2001 the Fund had the following open forward foreign currency contracts outstanding:

                                                                                                        Unrealized
                                                                                                     Appreciation/
                                                                                       Contract       Depreciation
Contracts to Deliver            In Exchange For (US$)      Settlement Date          Value (US$)              (US$)
-------------------------------------------------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------------------------------------------------
Canadian Dollar       393,975    US Dollar     $250,000                 11/9/01        $248,314            $(1,686)
Euro                  278,973    US Dollar      250,000                 11/9/01         251,261              1,261
British Pound         175,420    US Dollar      250,000                 11/9/01         255,116              5,116
British Pound         186,441    Euro           267,841                 11/9/01         271,143              3,302
British Pound         186,621    Euro           270,880                 11/9/01         271,405                525
Japanese Yen        1,773,000    US Dollar       14,551                 11/1/01          14,485                (66)
Japanese Yen       30,710,000    US Dollar      250,684                 11/9/01         250,888                204
-------------------------------------------------------------------------------------------------------------------
                                                                                    Total Sales            $ 8,656
-------------------------------------------------------------------------------------------------------------------
Contracts to Receive
-------------------------------------------------------------------------------------------------------------------
Purchases
-------------------------------------------------------------------------------------------------------------------
Australian Dollar      15,000    US Dollar      $ 7,539                 11/2/01         $ 7,569             $  (30)
Euro                  300,000    British Pound  267,841                 11/9/01         270,199             (2,358)
Euro                  300,000    British Pound  270,880                 11/9/01         270,199                681
Japanese Yen       30,688,000    US Dollar      250,000                 11/9/01         250,709               (709)
Japanese Yen       30,710,000    US Dollar      250,000                 11/9/01         250,889               (889)
-------------------------------------------------------------------------------------------------------------------
                                                                                Total Purchases            $(3,305)
-------------------------------------------------------------------------------------------------------------------
                                                                 Total Net Unrealized Appreciation         $ 5,351
-------------------------------------------------------------------------------------------------------------------

NOTE 8--WRITTEN CALL AND PUT OPTIONS
Call and Put Options written and related premiums received during the period were as follows:

                                                              Calls--Actual                            Puts--Actual
---------------------------------------------------------------------------------------------------------------------------
                                           Contracts              Premiums           Contracts           Premiums
---------------------------------------------------------------------------------------------------------------------------
Options outstanding, December 29, 2000            --               $    --                  --           $     --
Options written                                  965                15,599               2,250             23,962
Options closed                                  (407)               (4,646)               (250)            (8,813)
Options expired                                 (501)               (3,119)             (1,750)           (14,037)
Options exercised                                 --                    --                  --                 --
---------------------------------------------------------------------------------------------------------------------------
Options outstanding, October 31, 2001             57               $ 7,834                 250           $  1,112
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Written options outstanding at October 31, 2001:

                                                                 Number of            Expiration
Description                                      Type            Contracts                  Date               Value
---------------------------------------------------------------------------------------------------------------------------
Candence Design System
  (Strike Price of 22.50 and Expiration 1/02)    Call                1,600          January 2002             $2,620
Dynegy, Inc.
  (Strike Price of 49.23 and Expiration 1/02)    Call                  700          January 2002                123
Fast Retailing
  (Strike Price of 164.45 and Expiration 1/02)   Call                  103          January 2002                801
Grupo Televisa SA
  (Strike Price of 32.96 and Expiration 1/02)    Call                  200          January 2002                370
Japanese Yen Currency Option
  (Strike Price of 124.10 and Expiration 11/01)   Put              250,000         November 2001                588
JGC Corp.
  (Strike Price of 941.96 and Expiration 1/02)   Call                2,040          January 2002                830
Philips Electronics
  (Strike Price of 28.23 and Expiration 1/02)    Call                1,100          January 2002              1,337
---------------------------------------------------------------------------------------------------------------------------
                                                                   255,743                                    $6,669
---------------------------------------------------------------------------------------------------------------------------

NOTE 9--RISKS OF INVESTING IN
        FOREIGN SECURITIES
The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States.

--------------------------------------------------------------------------------

Global Equity Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of the BT Investment Funds and Shareholders of Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Equity Fund (one of the funds comprising BT Investment Funds, hereafter referred to as the 'Fund') at October 31, 2001, and the results of operations, the changes in its net assets and the financial highlights for each of the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 7, 2001

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended October 31, 2001

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

During the year ended October 31, 2001, the Fund received income from foreign sources in the amount of $51,270 or $0.100 per share. The Fund has paid foreign taxes in the amount of $5,114 or $0.01 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

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                                       30

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For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Global Equity Fund
   Class A Shares                                            CUSIP #055922579
   Class B Shares                                            CUSIP #055922561
   Class C Shares                                            CUSIP #055922553
   Institutional Class Shares                                CUSIP #055922587
                                                             1939ANN (10/01)
                                                             Printed 12/01
Distributed by:
ICC Distributors, Inc.